SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐  Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

St. Joseph Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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April 29, 2010

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of St. Joseph Bancorp, Inc. (the “Company”). The Annual Meeting will be held at the Company’s executive office, 1901 Frederick Avenue, St. Joseph, Missouri, at 3:00 p.m. (local time) on May 26, 2010.

The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted.  During the Annual Meeting, we will also report on the operations of the Company.  Directors and officers of the Company will be present to respond to any questions that stockholders may have. Also enclosed for your review is our 2009 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of two directors to the Board of Directors of the Company, the approval of the St. Joseph Bancorp, Inc. 2010 Equity Incentive Plan and the ratification of the appointment of BKD, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2010.  For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.  Your vote is important, regardless of the number of shares that you own.

Sincerely,

Ralph E. Schank
President and Chief Executive Officer

St. Joseph Bancorp, Inc.
1901 Frederick Avenue
St. Joseph, Missouri 64501
(816) 233-5148

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 26, 2010

Notice is hereby given that the 2010 Annual Meeting of Stockholders of St. Joseph Bancorp, Inc. (the “Company”) will be held at the Company’s executive office, 1901 Frederick Avenue, St. Joseph, Missouri, at 3:00 p.m. (local time) on May 26, 2010.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of two directors to the Board of Directors;

2.	the approval of the St. Joseph Bancorp, Inc. 2010 Equity Incentive Plan;

3.	the ratification of the appointment of BKD, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2010; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.  Stockholders of record at the close of business on April 19, 2010 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

Barbara Elder
Corporate Secretary

April 29, 2010

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2010:  THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND ST. JOSEPH BANCORP’S 2009 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE ON THE INTERNET AT HTTP://WWW.CFPPROXY.COM/6623.

PROXY STATEMENT

St. Joseph Bancorp, Inc.
1901 Frederick Avenue
St. Joseph, Missouri 64501
(816) 233-5148

ANNUAL MEETING OF STOCKHOLDERS
May 26, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of St. Joseph Bancorp, Inc. (the “Company”) to be used at the 2010 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the Company’s executive office, 1901 Frederick Avenue, St. Joseph, Missouri, at 3:00 p.m. (local time) on May 26, 2010, and all adjournments of the Annual Meeting.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 29, 2010.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon.  Please sign and return your proxy to our corporate secretary in order for your vote to be counted.  Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting.  Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address shown above, delivering to the Company a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

If your shares of common stock are held in “street name” by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted at the Annual Meeting.  If you wish to change your voting instructions after you have returned your voting instructions to your broker, bank or other nominee you must contact your broker, bank or other nomine.  If you want to vote your shares of common stock held in street name in person at the Annual Meeting, you will have to get a legal proxy in your name from the broker, bank or other nominee who holds your shares.

VOTING SECURITIES, VOTING PROCEDURES AND METHOD OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on April 19, 2010 (the “Record Date”) are entitled to one vote for each share then held, except as described below.  As of the Record Date, the Company had 376,918 shares of common stock issued and outstanding.  The presence in person or by proxy of a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.  Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining that a quorum is present.  In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit.  Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the two nominees proposed by the Board of Directors, to “WITHHOLD AUTHORITY” to vote for all the nominees being proposed or to vote “FOR ALL EXCEPT” one or more of the nominees being proposed.  Under Maryland law and our Articles of Incorporation and Bylaws, directors are elected by a plurality of shares voted at the Annual Meeting, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the approval of each of the Company’s 2010 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” from voting on such item.  Under applicable law, the approval of each of these matters shall be determined by a majority of the total votes cast at the Annual Meeting without regard to broker non-votes or proxies marked “ABSTAIN.”

As to the ratification of the independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote “FOR” the proposal; (ii) vote “AGAINST” the proposal; or (iii) “ABSTAIN” from voting on the proposal.  The affirmative vote of a majority of the votes cast at the annual meeting is required for the ratification of the independent registered public accounting firm for the year ending December 31, 2010.  Shares as to which the “ABSTAIN” box has been selected on the proxy card will be counted as shares represented and entitled to vote and will have the same effect as a vote against the matter.  Broker non-votes are not considered represented at the annual meeting and entitled to vote on the matter.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

Participants in Midwest Federal Savings and Loan Association of St. Joseph Employee Stock Ownership Plan

If you participate in the Midwest Federal Savings and Loan Association Employee Stock Ownership Plan (the “ESOP”), you will receive vote authorization materials which will reflect all the shares that you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustee is May 19, 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership.  The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by each person who was the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock, as well as shares beneficially owned by its directors and executive officers as a group.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)		Percent of Shares of Common Stock Outstanding

Kirby O. Brooner 1901 Frederick Avenue St. Joseph, Missouri 64501	20,000		5.3%

Ralph E. Schank 1901 Frederick Avenue St. Joseph, Missouri 64501	20,481	(2)	5.4%

Midwest Federal Savings and Loan Association of St. Joseph Employee Stock Ownership Plan Trust 1901 Frederick Avenue St. Joseph, Missouri 64501	30,153		8.0%

All Directors and Executive Officers as a group (6 persons)	73,922	(3)	19.6%

(1)
A person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date.  As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.  Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)	Includes 481 shares of common stock allocated to the account of Mr. Schank under the Midwest Federal Savings and Loan Association of St. Joseph Employee Stock Ownership Plan (the “ESOP”).
(3)
Includes 481 shares of common stock allocated to the accounts of all directors and executive officers as a group, under the Midwest Federal Savings and Loan Association of St. Joseph Employee Stock Ownership Plan Trust and excludes the remaining 29,672 shares of common stock owned by the ESOP for the benefit of the employees of the Company and the Bank.  Under the terms of the ESOP, shares of common stock allocated to the account of employees are voted in accordance with the instructions of the respective employees.  Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.  A total of 1,005 shares have been allocated to participants in the ESOP.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors is currently composed of six members, and is divided into three classes with one class of directors elected annually.  Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as directors Billy D. Cole and Ralph E. Schank, each of whom is currently a member of the Board of Directors and each of whom has been nominated to serve for a three-year period and until his successor has been elected and shall qualify.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

The table below sets forth certain information, as of the Record Date, regarding the composition of the Company’s Board of Directors, including the terms of office of Board members.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below.  If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend.  At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.  There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.  There are no executive officers who are not also directors.

Names and Addresses (1)	Age(2)	Positions Held	Director Since(3)	Current Term to Expire	Shares of Common Stock Beneficially Owned on Record Date (4)		Percent of Class

NOMINEES

Billy D. Cole	74	Executive Vice President and Director	2008	2010	17,691		4.7
Ralph E. Schank	50	President, Chief Executive Officer and Director	2005	2010	20,481	(6)	5.4

DIRECTORS CONTINUING IN OFFICE

Kirby O. Brooner	55	Director	2008	2011	20,000		5.3
John R. Wray	66	Director	2008	2011	10,000		2.7
George T. Hopkins, III	49	Director	2000	2012	4,750	(5)	1.3%
James L. Rockwell, Jr.	72	Director	1979	2012	1,000		*

(1)	The mailing address for each person listed is 1901 Frederick Avenue, St. Joseph, Missouri 64501.
(2)	As of December 31, 2009.
(3)	Reflects initial appointment to the Board of Directors of Midwest Federal Savings and Loan Association of St. Joseph (the “Bank” or “Midwest Federal Savings”).
(4)	See definition of “beneficial ownership” in the table in “Security Ownership of Certain Beneficial Owners.”
(5)	Includes 1,000 shares of common stock held by Mr. Hopkin’s spouse, and 250 shares held by Mr. Hopkin’s spouse as custodian.
(6)	Includes 5,695 shares of common stock held by Mr. Schank’s individual retirement account and 481 shares allocated to the account of Mr. Schank under the ESOP.
*	Less than 1%.

The principal occupation during the past five years of each director and executive officer of the Company is set forth below.  All directors and executive officers have held their present positions for five years unless otherwise stated.

Kirby O. Brooner has served as Vice President of Brooner & Associates Construction located in St. Joseph, Missouri since 2001. Mr. Brooner’s business experience and contacts in the local community are among his qualifications to serve on the Board.

Billy D. Cole served as a consultant to Midwest Federal Savings from July 2007 to December 2007.  In January 2008, he was appointed Executive Vice President in charge of business strategy.  Prior to his employment with Midwest Federal Savings, Mr. Cole had served in various executive capacities for a number of financial institutions in a banking career that began in 1953.  From 1993 until 2003, he served as President, Chief Executive Officer and Chairman of Heritage Bank located in St. Joseph, Missouri. After the 2003 merger of Heritage Bank with Nodaway Valley Bank, Mr. Cole served as Vice Chairman of the Board of Nodaway Valley Bank.  After his retirement from that position in March 2006, he continued to serve on the Board of Directors of Nodaway Valley Bank until December 2007.  From 2006 to 2007, he was employed with Country Club Bank of Kansas City, Missouri as a Vice President and Assistant to the Chairman.  Mr. Cole’s extensive banking experience and knowledge of local markets makes him a valuable director.

George T. Hopkins, III is a Building Development Supervisor for the City of St. Joseph, Missouri, a position he has held since 2005.  Prior to this, Mr. Hopkins was an Architect with River Bluff Architects from 2003 until 2005.  Mr. Hopkin’s knowledge of the building industry and his contacts in the local community provide significant value to the Board.

James L. Rockwell, Jr. has been retired since 1996.  Prior to his retirement, he was the Business Manger for The Missouri-American Water Co.  Mr. Rockwell’s experience as a local business person and his 31 years of involvement with Midwest Federal Savings make him valuable to the Board.

Ralph E. Schank is the President and Chief Executive Officer of Midwest Federal Savings, a position he has held since May 2006.  As President and Chief Executive Officer, he is responsible for overseeing the day to day operations of Midwest Federal Savings.  Mr. Schank previously served as Vice President of Lending for Midwest Federal Savings from May 2005.  Prior to joining Midwest Federal Savings, Mr. Schank was a Loan Originator for First Horizon Home Loans, a Division of First Tennessee Bank National Association from 2002 to 2005.  Previously, he served in various management positions for financial institutions in a banking career that began in 1984.  Mr. Schank’s banking experience and his knowledge of local markets are among his qualifications to serve on the Board.

John R. Wray is a realtor for Prudential Summers Realtors, St. Joseph, Missouri.  Mr. Wray is also the President and Owner of Inland Supply Co., a company providing fire extinguishing chemicals for the marine industry, located in St. Joseph, Missouri.  Previously, Mr. Wray served in various executive capacities for financial institutions since 1982 in a banking career that began in 1966.  Mr. Wray’s experience in the real estate industry and his contacts in the local business community make him a valuable director.

Board Independence

Since our common stock is quoted on the Over-the-Counter Electronic Bulletin Board, we are not subject to certain rules respecting the independence of directors applicable to companies traded on the Nasdaq Stock Market or on a national securities exchange.  However, the Board of Directors has determined that each of our directors, with the exception of Mr. Schank and Mr. Cole, is “independent” as defined in the listing standards of the Nasdaq Stock Market.  Mr. Schank and Mr. Cole are not independent because they serve as our executive officers.

In determining the independence of the directors, the Board of Directors reviewed and considered the following loans to the Company’s independent directors, which loans were reviewed by the Board of Directors in the ordinary course of business:

Independent Director	Aggregate Amount Outstanding at December 31, 2009

George T. Hopkins, III	$119,831

 Board Structure and Risk Oversight

The Board of Directors is chaired by Ralph E. Schank who is also our president and chief executive officer. We do not have a lead independent director. We believe our structure is appropriate given the relatively small size and simple operating philosophy of our organization. In addition, we note that we have never engaged in a transaction with an affiliate of our Chairman.   As chief executive officer of our organization, Mr. Schank is in a better position than any other director to understand the challenges faced by our organization.  As a result, he can recommend solutions and prioritize the agenda for Board action. We understand the risk that an inside Chairman of the Board could theoretically manage the Board agenda to limit the consideration of important issues relating to management.  To minimize the risk involved with having a joint chairman and chief executive officer, the independent directors meet in executive sessions periodically to discuss certain matters such as the chief executive officer’s performance and his annual compensation as well as our independent audit and internal controls.

The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company as well as through internal and external audits.  Risks relating to the direct operations of Midwest Federal Savings are further overseen by the Board of Directors of Midwest Federal Savings, who are the same individuals who serve on the Board of Directors of the Company.  The Board of Directors of Midwest Federal Savings also has additional committees that conduct risk oversight separate from the Company. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock of the Company is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”).  The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s Common Stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock.  SEC rules require disclosure in the Company’s proxy statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s Common Stock to file a Form 3, 4 or 5 on a timely basis.  Based on the Company’s review of such ownership reports, the Company believes that no officer or director of the Company failed to timely file such ownership reports during the year ended December 31, 2009.  The Company is not aware of any 10% beneficial owners of its common stock.

Meetings and Committees of the Board of Directors

The business of the Boards of Directors of the Company and the Bank is conducted through meetings and activities of the Boards and their committees.  The Board of the Company has the following committees:  Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

During the year ended December 31, 2009, the Board of Directors of the Company held eight regular meetings and no special meetings.  During the year ended December 31, 2009, no director attended fewer than 75% of the aggregate of:  (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the Board on which he served. Executive sessions of the independent directors will be held on a regularly scheduled basis.

While the Company has no formal policy on director attendance at annual meetings of stockholders, all directors are encouraged to attend.  All of our directors attended the Company’s 2009 annual meeting of stockholders except for George T. Hopkins, III and John R. Wray.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Messrs. Brooner, Hopkins, Rockwell and Wray. Each member of the Nominating and Corporate Governance Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards.  The Company’s Board of Directors has adopted a written charter for the Committee, which was appended as Exhibit A to our Proxy Statement for the 2009 annual meeting of stockholders. The Committee did not meet during the year ended December 31, 2009.

The functions of the Nominating and Corporate Governance Committee include the following:

●	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

●
to review and monitor compliance with Nasdaq Stock Market listing requirements for board independence, although such listing requirements do not technically apply to the Company since the Company’s stock is quoted on the Over-the-Counter Electronic Bulletin Board;

●
to make recommendations to the Board regarding the size and composition of the Board and  develop and recommend to the Board criteria for the selection of individuals to be considered for election or re-election to the Board; and

●	to review the committee structure and make recommendations to the Board regarding committee membership.

The Nominating and Corporate Governance Committee identifies nominees for the Board of Directors by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective.  If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members.  In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.  The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

●	has the highest personal and professional ethics and integrity and whose values are compatible with the Company’s;

●	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

●	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

●	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

●	is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

●	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Although the Nominating and Corporate Governance Committee and the Board do not have a formal policy with regard to the consideration of diversity in identifying a director nominee, diversity is considered in the identification process.  While attributes such as relevant experience, financial acumen, and formal education are always considered in the identification process, the Nominating and Corporate Governance Committee and the Board will also evaluate a potential director nominee’s personal character, community involvement and willingness to serve so that he or she can help promote our role as a community–based financial institution.

Procedures for the Recommendation of Director Nominees by Stockholders

The Nominating and Corporate Governance Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating and Corporate Governance Committee will consider candidates submitted by the Company’s stockholders.  Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary, at 1901 Frederick Avenue, St. Joseph, Missouri 64501.  The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

●	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

●
the name and address of the stockholder as he or she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

●
the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

●	a statement of the candidate’s business and educational experience;

●	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

●	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

●	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

●	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Other Matters and Advance Notice Procedures.”  No submission for Board nominees was received by the Company for the Annual Meeting.

Stockholder Communications with the Board

A stockholder of the Company who wishes to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary of the Company, at 1901 Frederick Avenue, St. Joseph, Missouri 64501, Attention:  Board Administration.  The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, management will:

●	forward the communication to the director or directors to whom it is addressed;

●	attempt to handle the inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter); or

●	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

The Audit Committee

The Audit Committee of the Company consists of Messrs. Brooner, Hopkins and Rockwell.  Each member of the Audit Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3.  Based on its review of the criteria of an audit committee financial expert under the rules adopted by the SEC, the Board of Directors does not believe that any member of the audit committee qualifies as an audit committee financial expert.  The duties and responsibilities of the Audit Committee include, among other things:

●	retaining, overseeing and evaluating an independent registered public accounting firm to audit the Company’s annual financial statements;

●	in consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of the Company’s financial reporting processes, both internal and external;

●	approving the scope of the audit in advance;

●	reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

●
considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the registered public accounting firm independence;

●	reviewing earnings and financial releases and quarterly reports filed with the SEC;

●	consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

●	approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

●	reviewing the adequacy of the Audit Committee charter.

The Audit Committee of the Company met four times during the year ended December 31, 2009.   The Company’s Board of Directors has adopted a written charter for the Audit Committee of the Company.  The charter was appended as Exhibit B to our Proxy Statement for the 2009 annual meeting of stockholders.

Audit Committee Report

Management has the primary responsibility for the Company’s internal controls and financial reporting processes.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In accordance with rules established by the SEC, the Audit Committee of the Company has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the Audit Committee has:

●	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the year ended December 31, 2009;

●
discussed with the independent registered public accounting firm of the Company the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

●
received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.  In addition, the Audit Committee recommended that the Board of Directors appoint BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010, subject to the ratification of this appointment by the stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and this report shall not otherwise be deemed “soliciting material” or filed with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

This report has been provided by the Audit Committee:

Kirby O. Brooner
George T. Hopkins, III
James L. Rockwell, Jr.

The Compensation Committee

The Compensation Committee is appointed by the Board of Directors of the Company to assist the Board in developing compensation philosophy, criteria, goals and policies for the Company’s executive officers that reflect the values and strategic objectives of the Company and the Bank. The Committee reviews the performance of and annually recommends to the full Board the compensation and benefits of the Company’s executive officers (including the Chief Executive Officer).  The Committee administers the Company’s compensation plans, including any stock option and stock award plans, the employee stock ownership plan, and other incentive plans.  The Committee establishes the terms of employment and severance agreements/arrangements for executive officers, including any change of control and indemnification agreements. The Committee recommends to the full Board the compensation to be paid to directors of the Company and of affiliates of the Company for their service on the Board.

The Compensation Committee does not delegate to Company or Bank officers its authority in compensation matters. The role of management, including the Chief Executive Officer, is to advise the Compensation Committee, to make recommendations as to the amount and form of executive and Board compensation, and to provide data, analysis and support for input into Committee decision-making. The Committee also may request others, including compensation and benefits consultants and legal counsel, to attend meetings or to provide relevant information to assist the Committee in its work.  In this connection, the Committee has the authority to retain compensation and benefits consultants and legal counsel used to assist the Committee in fulfilling its responsibilities. However, during 2009, the Committee did not retain a compensation and benefits consultant.

The Committee consists of Messrs. Brooner, Hopkins, Rockwell and Wray. The Committee did not meet during the year ended December 31, 2009. Each member of the Compensation Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards.  The Board of Directors has adopted a written charter for the Committee, which was appended as Exhibit C to our Proxy Statement for the 2009 annual meeting of stockholders.

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  We have filed a copy of the Code of Ethics with the SEC as an exhibit to our December 31, 2008 annual report on Form 10-K.  Amendments to and waivers from the Code of Ethics will also be filed with the SEC.

Executive Compensation

The following table sets forth for the fiscal years ended December 31, 2009 and 2008, certain information as to the total compensation paid by the Company or any of its subsidiaries to Ralph E. Schank, its principal executive officer and principal financial officer.  No other executive officers of the Company received total compensation exceeding $100,000 for the 2009 or 2008 fiscal year. The individual listed in the table below is sometimes referred to as a Named Executive Officer.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation(1) ($)	Total ($)
Ralph E. Schank, President & CEO	2009	80,000	—	—	—	—	—	8,956	88,956
	2008	80,000	—	—	—	—	—	4,200	84,200

(1)  In 2008, includes director fees.  In 2009, includes director fees of $3,900, and reflects $5,056 for shares of common stock allocated to Mr. Schank’s account pursuant to the ESOP.

Benefit Plans

Employment Agreement. Effective January 1, 2009, Midwest Federal Savings entered into an employment agreement with Mr. Ralph Schank.  The agreement with Mr. Schank has an initial term of three years.  Commencing on the first anniversary of the agreement and on each anniversary thereafter, the agreement may be extended for an additional year by the disinterested members of the Board.  Under the agreement, the initial base salary for Mr. Schank is $80,000.  Mr. Schank’s base salary will be reviewed at least annually and may be increased, but not decreased (except for a decrease that is generally applicable to all employees).  In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees.

The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.  In addition, the executive is not entitled to any additional benefits under the employment agreement upon retirement at age 65.  Should the executive become disabled, Midwest Federal Savings would cause to be continued life insurance and non-taxable medical and dental coverage until the earlier of (i) three years from the date of termination or (ii) the date executive becomes eligible for Medicare coverage, provided that if executive is covered by family coverage or coverage for self and spouse, then executive’s family or spouse shall receive coverage for the remainder of the three year period, or in the case of a spouse, until the spouse becomes eligible for Medicare coverage or obtains health care coverage elsewhere.  In the event the executive dies while employed by Midwest Federal Savings, the executive’s family will be entitled to continuation of non-taxable medical and dental benefits for one year after the executive’s death.

Mr. Schank is entitled to severance payments and benefits in the event of his termination of employment under specified circumstances.  In the event the executive’s employment is terminated for reasons other than for cause, disability, death or retirement, or in the event the executive resigns within 60 days following (1) the failure to appoint the executive to his executive position, (2) a material change in the executive’s functions, duties, or responsibilities, which change would cause executive’s position to become one of lesser responsibility, importance or scope (to which the executive has not agreed in writing), (3) the relocation of executive’s principal place of employment to a location that is more than 30 miles from the location of the Bank’s principal executive offices as of the date of the agreement, (4) a material reduction in benefits and perquisites including base salary (except for any Bank-wide or officer-wide reduction), (5) the liquidation or dissolution of Midwest Federal Savings, other than a liquidation or dissolution caused by a reorganization that does not affect the executive, or (6) a material breach of the employment agreement by Midwest Federal Savings, the executive would be entitled to a severance payment.  The severance payment equals three times the sum of his annual base salary and the highest rate of bonus awarded to him during the prior three years, payable in a lump sum.  In addition, the executive would be entitled, at Midwest Federal Savings’ sole expense, to the continuation of life and non-taxable medical and dental coverage as part of his severance benefits.  Such coverage shall continue on the same terms that apply in the event of Mr. Schank’s termination due to disability.  In the event of a change in control plus his termination of employment within one year thereafter under specified circumstances, Mr. Schank would be entitled a lump sum cash payment equal to three times the sum of his annual rate of base salary and his highest bonus paid with respect to the prior three years.  Mr. Schank would also receive, at Midwest Federal Savings’ expense, continuation of life and non-taxable medical and dental coverage following his termination of employment for the same period that applies in the event of his disability.

Upon termination of the executive’s employment (other than in connection with a change in control), the executive agrees that for a period of two (2) years he shall not become an officer, employee, consultant, director, independent contractor, agent, joint venturer, partner or trustee of any savings bank, savings and loan association, savings and loan holding company, credit union, bank or bank holding company, insurance company or agency, any mortgage or loan broker or any other entity that competes with the business of Midwest Federal Savings, or any holding company of Midwest Federal Savings, or any of their direct or indirect subsidiaries or affiliates that (i) has headquarters within twenty-five (25) miles of any location(s) in which Midwest Federal Savings, or any holding company of Midwest Federal Savings, has business operations or has filed an application for regulatory approval to establish an office, or (ii) has one or more offices but is not headquartered within the foregoing geographic areas, provided, however, that the restrictions under item (ii) above shall apply only if the executive would be employed, conduct business or have other responsibilities or duties within such geographic areas.  Upon termination, the executive further agrees not to solicit any Midwest Federal Savings employee to terminate his or her employment with Midwest Federal Savings and accept employment with a business that competes with Midwest Federal Savings or any holding company of Midwest Federal Savings or their subsidiaries or affiliates, or has offices within 25 miles of any location of Midwest Federal Savings or any holding company or within 25 miles of any location for which Midwest Federal Savings or any holding company has filed an application for regulatory approval to establish an office.

Defined Benefit Plan.  Midwest Federal Savings participates in the Financial Institutions Retirement Fund, which is a qualified, tax-exempt multiple employer defined benefit pension plan (the “Retirement Plan”).  Any employee of Midwest Federal Savings who is age 21 or over and who has completed at least one year of benefit service during which he had at least 1,000 hours of service is eligible to participate in the Retirement Plan.  Midwest Federal Savings annually contributes an amount to the Retirement Plan necessary to satisfy the minimum funding requirements established under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).  Participants with less than five years of vesting service are 0% vested in their benefits and become fully vested upon completion of five years of vesting service, or upon reaching age 65 regardless of completed years of employment.  The regular form of retirement benefit provides an annual retirement allowance for life plus a lump sum retirement death benefit which is 12 times the annual retirement allowance less the sum of such allowance payments made before death; however, various alternative forms of benefit may be selected instead of choosing the regular form.  In the event a participant dies in active service with Midwest Federal Savings, death benefits will generally be paid to the participant’s beneficiary in a lump sum in an amount equal to 100% of the participant’s last 12 months’ salary, plus an additional 10% of such salary for each year of benefit service up to a maximum of 300% of such salary, plus a refund of the participant’s contributions, if any, with interest.  Special rules apply to participants who continue in employment beyond normal retirement age 65 or whose employment is terminated due to disability after having been credited with 5 years of benefit service before attaining age 65.  Participants who retire early before age 65 after having become fully or partially vested are entitled to a reduced early retirement benefit that may be paid commencing as early as age 45.  A participant who retires after age 65 is entitled to a normal retirement benefit based on a retirement benefit formula equal to (i) 2% times (ii) years of benefit service times (iii) high five average salary, as defined in the Retirement Plan.

Stock Benefit Plans

Employee Stock Ownership Plan and Trust.  We implemented an employee stock ownership plan in connection with the stock offering.  Employees who are at least 21 years old with at least one year of employment with Midwest Federal Savings are eligible to participate.  As part of the stock offering, the employee stock ownership plan trust borrowed funds from St. Joseph Bancorp, Inc. and used those funds to purchase a number of shares equal to 8% of the common stock to be issued.  Collateral for the loan is the common stock purchased by the employee stock ownership plan.  The loan will be repaid principally from discretionary contributions by Midwest Federal Savings to the employee stock ownership plan over a period of up to 30 years.  The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments.  The interest rate on the loan equals the prime interest rate at the closing of the stock offering, and will adjust annually at the beginning of each calendar year.  Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

Shares released from the suspense account will be allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan will vest at the rate of 20% per year, and become fully vested upon completion of five years of service. Credit will be given for vesting purposes to participants for years of service with Midwest Federal Savings prior to the adoption of the plan, up to five years.  A participant’s interest in his account under the plan will also fully vest in the event of termination of service due to a participant’s early retirement, normal retirement, death, disability, or upon a change in control (as defined in the plan).  Vested benefits will be payable in a lump sum or by payment in a series of equal annual installments over a period of five years, in the form of common stock and, to the extent the participant’s account contains cash, benefits will be paid in cash, unless the participant elects to receive his entire vested interest in the form of stock. Midwest Federal Savings’ contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits.  Therefore, benefits payable under the employee stock ownership plan cannot be estimated.  Pursuant to SOP 93-6, we will be required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account.  In the event of a change in control, the employee stock ownership plan will terminate.

Outstanding Equity Awards at Year End.  There were no outstanding equity awards as of December 31, 2009 to the Named Executive Officer.

Directors’ Compensation

The following table sets forth for the year ended December 31, 2009 certain information as to the total remuneration we paid to our directors other than Mr. Schank.  Compensation paid to Mr. Schank for his services as a Director is included in “Executive Compensation—Summary Compensation Table.”

Director Compensation
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Kirby O. Brooner	4,320	___	___	___	___	___	4,320
Billy D. Cole	3,900	___	___	___	___	18,000(1)	21,900
George T. Hopkins, III	4,320	___	___	___	___	___	4,320
James L. Rockwell, Jr.	4,920	___	___	___	___	___	4,920
John R. Wray	3,900	___	___	___	___	___	3,900

(1)	During 2009, Mr. Cole was paid $18,000 for services rendered as Executive Vice President of Midwest Federal Savings.

Director Fees.  Each of the individuals who serves as a director of the Company also serves as a director of Midwest Federal Savings and earns director and committee fees in that capacity.  During 2009, each director was paid $300 for each Board meeting.  Each member of the Audit Committee of Midwest Federal Savings, consisting of Messrs. Brooner, Hopkins and Rockwell, received $35 per month.  The Chairman of the Audit Committee, currently Mr. Rockwell, received an additional $25 per month.  The Chairman of the Executive Committee, currently Mr. Rockwell, was also paid $25 per month.

Transactions with Certain Related Persons

Loans and Extensions of Credit.  The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Midwest Federal Savings to our executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk or repayment or present other unfavorable features.  Midwest Federal Savings is therefore prohibited from making any loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made under a benefit program generally available to all other employees and that does not give preference to any executive officer or director over any other employee. Midwest Federal Savings is in compliance with these federal regulations with respect to its loans and extensions of credit to executive officers and directors, and all loans and extensions of credit made to these individuals are made on substantially the same terms, including interest-rates and collateral, as those made to individuals unrelated to Midwest Federal Savings.

In addition, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the Board of Directors.  The aggregate amount of our loans to our executive officers and directors and their related entities was $119,831 at December 31, 2009.  As of December 31, 2009, these loans were performing according to their original terms.

PROPOSAL 2—APPROVAL OF THE 2010 EQUITY INCENTIVE PLAN

           The Board of Directors has adopted, subject to stockholder approval, the St. Joseph Bancorp, Inc. 2010 Equity Incentive Plan (the “Equity Incentive Plan”), to provide officers, employees and directors of the Company and Midwest Federal Savings with additional incentives to promote the growth and performance of the Company. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs.  By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The Equity Incentive Plan complies with the regulations of the Office of Thrift Supervision. However, the Office of Thrift Supervision has not endorsed or approved the Equity Incentive Plan in any way.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 52,768 shares of the Company common stock pursuant to grants of restricted stock awards, incentive stock options and non-qualified stock options; with up to 37,692 shares of stock used to fund stock options and 15,076 shares of stock used to fund restricted stock awards under the Equity Incentive Plan.

The Equity Incentive Plan will be administered by the members of the Company’s Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan.  The Committee has full and exclusive power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Incentive Plan’s purposes; and interpreting and otherwise construing the Equity Incentive Plan.  The Equity Incentive Plan also permits the Board of Directors or the Committee to delegate to one or more officers of the Company the power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that such delegation is not prohibited by applicable law or the rules of the stock exchange on which our common stock is traded.  Awards intended to be “performance-based” under Section 162(m) of the Internal Revenue Code must be granted by the Committee in order to be exempt from the $1.0 million limit on deductible compensation for tax purposes.

The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of the Company or a subsidiary of the Company, or as the form of payment for grants or rights earned or due under any other plan or arrangement of the Company or a subsidiary of the Company, including the plan of any entity acquired by the Company or a subsidiary of the Company.

Eligibility

Employees and directors of the Company or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant.  Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that unless the Committee specifies a different vesting rate, no awards shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant.  Awards may be granted in a combination of incentive and non-qualified stock options or restricted stock, as follows:

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.  Under the Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted.  Fair market value for purposes of the Equity Incentive Plan means (i) the final sales price of the Company’s common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question, or if the Company’s common stock was not traded on such date, then on the last preceding date on which any reported sale of the Company common stock occurred, and without regard to after-hours trading activity in New York City, or (ii) if the shares of our common stock are not listed or admitted to trading on any such exchange, then the closing bid quotation with respect to a share of our common stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity.  The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Code Section 409A, if it cannot be determined in the manner described above.  Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code.  Only officers and employees are eligible to receive incentive stock options.  Outside directors may only receive non-qualified stock options under the Equity Incentive Plan.  Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by personal, certified or cashiers check, (ii) by tendering stock of the Company owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, or (iv) by a combination of the foregoing.  The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law.  Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement.  Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Prohibition Against Repricing of Options. The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Limitation on Awards Under the Equity Incentive Plan

The Equity Incentive Plan includes the following limitations:

●
the maximum number of shares of stock, in the aggregate, that may be issued or delivered to any one employee participant pursuant to the exercise of stock options is 9,423, all of which may be issued during any calendar year; and

●
the maximum number of shares of stock that may be issued or delivered to any one employee participant pursuant to a restricted stock award shall be 3,769, all of which may be issued during any calendar year.

To the extent any shares of stock covered by an award (including restricted stock awards) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards.

Performance Features

General. A federal income tax deduction for the Company will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer).  However, amounts that constitute “performance-based compensation” (as that term is used in section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit.  The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation.  The Committee may designate whether any restricted stock awards granted to any participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be performance-based compensation and the establishment of any performance-based measures shall be made during the period required by section 162(m) of the Internal Revenue Code.

Vesting of Awards

If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement; subject to acceleration of vesting, in the discretion of the Committee, in the event of death, disability, retirement or involuntary termination of employment or service following a change in control.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control of the Company, all outstanding options then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested. For the purposes of the Equity Incentive Plan, a change in control generally occurs when:

(a) the Company or Midwest Federal Savings merges into or consolidates with another entity, or merges another bank or corporation into the Company or Midwest Federal Savings, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b) there is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or Midwest Federal Savings’ voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of the Company’s or Midwest Federal Savings’ voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

(c) during any period of two consecutive years, individuals who constitute the Company’s or Midwest Federal Savings’ Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or Midwest Federal Savings’ Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders or corporators) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d) the Company or Midwest Federal Savings sells to a third party all or substantially all of its assets.

In the event of a change in control, any performance measure attached to an award under the Equity Incentive Plan shall be deemed satisfied as of the date of the change in control.

Forfeiture

The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of services with the Company or its affiliate or subsidiary; any material violation of one or more of the Company’s policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to the Company’s business or reputation, its affiliates and/or its subsidiaries.

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse the Company for all or any part of the amount of any payment in settlement of any award granted hereunder.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Equity Incentive Plan related to repricing, materially increase the original number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the Equity Incentive Plan at any time, retroactively or otherwise, to ensure that the Equity Incentive Plan complies with current or future law and the Board of Directors may unilaterally amend the Equity Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

Duration of Plan

The Equity Incentive Plan will become effective upon approval by the stockholders at this annual meeting.  The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Equity Incentive Plan.  At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction for tax purposes.  A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. the Company may withhold amounts from participants to satisfy withholding tax requirements.  Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Deduction Limits.  Section 162(m) of the Internal Revenue Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”).  Restricted stock awards, other than performance-based restricted stock awards, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million.  “Qualified performance-based compensation” is not subject to this limit and is fully deductible by the Company.  “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance.  Stock options available for award under the Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services.  Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible.  Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit.  The Equity Incentive Plan is designed so that stock options and restricted stock awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit.  the Company expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards.  However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan.  The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (formerly, FASB Statement No. 123R “Share-Based Payment”) the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors.  At the present time, no specific determination has been made as to the grant or allocation of awards.  It is the intent of the Board of Directors to fund the all restricted stock awards granted under the Equity Incentive Plan through repurchases of our common stock, subject to market and regulatory conditions.

Required Vote and Recommendation of the Board

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the shares represented at the meeting and entitled to be voted at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2010 EQUITY INCENTIVE PLAN.

PROPOSAL 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of BKD, LLP to be the Company’s independent registered public accounting firm for the 2010 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of BKD, LLP for the Company’s fiscal year ending December 31, 2010.  A representative of BKD, LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

Stockholder ratification of the selection of the independent registered public accounting firm is not required by the Company’s bylaws or otherwise.  However, the Board of Directors is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the independent registered public accounting firm selected by the Audit Committee, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by BKD, LLP to the Company during fiscal 2009 and 2008:

The aggregate fees included in the Audit Fees category were fees billed for the calendar years for the audit of the Company’s or the Bank’s annual financial statements and for other services noted.  The aggregate fees included in each of the other categories were fees billed in the stated periods.

	Year Ended December 31, 2009	Year Ended December 31, 2008
Audit Fees	$24,322	$38,290
Audit-Related Fees	38,584	67,267
Tax Fees	—	—
All Other Fees	—	—

Audit Fees.  During 2009 and 2008, audit fees totaled $24,322 and $38,290, respectively.  These fees relate to the audit of the Bank’s annual consolidated financial statements and to accounting consultation and research necessary to comply with generally accepted accounting standards.

Audit-Related Fees.  During 2009 and 2008, audit-related fees totaled $38,584 and $67,267, respectively.  The fees during 2009 relate primarily to filing reports on Form 10-K and Form 10-Q, and the fees during 2008 relate primarily to services rendered in connection with the Bank’s stock conversion and the related stock offering by the Company.

Tax Fees.  There were no tax fees billed to the Company by BKD, LLP during 2009 or 2008.

All Other Fees.  There were no fees billed to the Company by BKD, LLP during the past two fiscal years that are not described above.

The Audit Committee has considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm.  The Audit Committee has concluded that performing such services did not affect the independent registered public accounting firm’s independence in performing its function as auditors of the Company’s financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.   None of the audit fees, audit related fees and other fees paid in 2008 were approved per the Audit Committee’s pre-approval policies, which had not been implemented at the time such fees were paid.  All of the audit fees, audit related fees and other fees paid in 2009 were approved per the Audit Committee’s pre-approval policies.

In 2009 and 2008, there were no fees paid to BKD, LLP that were not pre-approved by the Company’s or the Bank’s Audit Committee.

In order to ratify the selection of BKD, LLP as the independent registered public accounting firm for the 2010 year, the proposal must receive at least a majority of the votes cast, either in person or by proxy. The Board of Directors recommends a vote “FOR” the ratification of BKD, LLP as the Company’s independent registered public accounting firm for the 2009 year.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 1901 Frederick Avenue, St. Joseph, Missouri 64501, no later than December 31, 2010.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.  Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

OTHER MATTERS AND ADVANCE NOTICE PROCEDURES

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement.  However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.  The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an Annual Meeting of the Company or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not later than the close of business on the 90th day prior to the anniversary date of the date of the proxy statement relating to the preceding year’s annual meeting and not earlier than the close of business on the 120th day prior to the anniversary date of the date of the proxy statement relating to the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the anniversary date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the 90th day prior to the date of such annual meeting and not earlier than the close of business on the 120th day prior to the date of such annual meeting.  No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice hereunder.

A stockholder’s notice must set forth (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, and in the case of nominations to the Board of Directors, certain information regarding the nominees; (ii) the name and address of the stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the stockholder and the beneficial owner; (iv) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business; and (v) a representation that the stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.  In addition, in the case of nominations to the Board of Directors, the stockholder’s notice must set forth any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the federal proxy rules. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any matters should properly come before the annual meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the annual meeting, as to which they shall act in accordance with their best judgment.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company.  Proxies also may be solicited personally or by mail, telephone or telegraph by the Company’s directors, officers and employees, without additional compensation therefor. The Company also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO BARBARA ELDER, CORPORATE SECRETARY, ST. JOSEPH BANCORP, INC., 1901 FREDERICK AVENUE, ST. JOSEPH, MISSOURI 64501, OR CALL AT (816) 233-5148.

BY ORDER OF THE BOARD OF DIRECTORS

Barbara Elder
Corporate Secretary

St. Joseph, Missouri
April 29, 2010

Appendix A

ST. JOSEPH BANCORP, INC.

2010 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1         Purpose, Effective Date and Term.  The purpose of the St. Joseph Bancorp, Inc. 2010 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of St. Joseph Bancorp, Inc. (the “Company”), and its Subsidiaries, including Midwest Federal Savings and Loan Association of St. Joseph (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders.  The “Effective Date” of the Plan is May 26, 2010, which is the expected date of the approval of the Plan by the Company’s stockholders.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2          Administration.  The Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3         Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4         Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1         General.  Any Award under the Plan may be granted singularly, in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)           Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO.  Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option.  In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

 (b)           Restricted Stock.  Restricted Stock means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

Section 2.2          Stock Options.

(a)           Grant of Stock Options.  Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)           Terms and Conditions.  A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including:  (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by personal, certified or cashiers’ check; (iv) by other property deemed acceptable by the Committee; or (v) by any combination thereof.  The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

(c)           Required Regulatory Provisions.  Notwithstanding any provision herein to the contrary, Employees who are executive officers of the Bank or Company and Directors of the Bank or Company who have been awarded Stock Options under the Plan must exercise or forfeit their Stock Options in the event that the Bank or the Company (i) becomes critically undercapitalized (as defined in 12 C.F.R. Section 565.4), (ii) is subject to Office of Thrift Supervision enforcement action, or (iii) receives a capital directive under 12 C.F.R. Section 565.7.

Section 2.3          Restricted Stock.

(a)           Grant of Restricted Stock.  Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award;  (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with St. Joseph Bancorp, Inc. dated [Date], made pursuant to the terms of the St. Joseph Bancorp, Inc. 2010 Equity Incentive Plan, copies of which are on file at the executive offices of St. Joseph Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.  Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards.  In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards.  Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)           Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)           Dividends.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant.  If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.

(ii)           Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

(iii)           Tender Offers and Merger Elections.  Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee.  If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4         Performance-Based Compensation. Any Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee.  The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a)           Performance Measures.  Such performance measures may be based on any one or more of the following:

(i)          basic earnings per share;

(ii)         basic cash earnings per share;

(iii)        diluted earnings per share;

(iv)        diluted cash earnings per share;

(v)         net income or net income before taxes;

(vi)        cash earnings;

(vii)       net interest income;

(viii)      non-interest income;

(ix)         general and administrative expense to average assets ratio;

(x)          cash general and administrative expense to average assets ratio;

(xi)         efficiency ratio;

(xii)        cash efficiency ratio;

(xiii)       return on average assets;

(xiv)      cash return on average assets;

(xv)       return on average stockholders’ equity;

(xvi)      cash return on average stockholders’ equity;

(xvii)     return on average tangible stockholders’ equity;

(xviii)    cash return on average tangible stockholders’ equity;

(xix)       core earnings;

(xx)        operating income;

(xxi)       operating efficiency ratio;

(xxii)      net interest rate margin or net interest rate spread;

(xxiii)     growth in assets, loans, or deposits;

(xxiv)     loan production volume;

(xxv)      non-performing loans;

(xxvi)     cash flow;

(xxvii)    strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxviii)   any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement:  (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)           Adjustments.  Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m).  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.5         Vesting of Awards.  Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, Awards under the Plan shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting one year after the date of grant.  If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement or Involuntary Termination of Employment following a Change in Control).  Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting.

Section 2.6         Deferred Compensation.  If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A.  Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A.  A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action.  Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.7         Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.

Section 2.8.        Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award.   Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)           Upon a Participant’s Termination of Service for any reason other than Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three months following termination and any Restricted Stock that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)           In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock granted to a Participant that has not vested shall expire and be forfeited.

(c)           Upon Termination of Service for reason of Disability, death or Retirement, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service.  Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement or one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service.

(d)           Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)           Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting/exercisability of Stock Options and Restricted Stock is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1         Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2          Share Limitations.

(a)           Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Fifty Two Thousand Seven Hundred and Sixty-Eight (52,768) shares of Stock.  The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is Thirty Seven Thousand Six Hundred and Ninety-Two (37,692) shares of Stock.  The maximum number of shares of Stock that may be issued as Restricted Stock Awards is Fifteen Thousand Three and Seventy Six (15,076) shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)           Computation of Shares Available.  For purposes of this Section 3.2 and in connection with the granting of a Stock Option or Restricted Stock, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock shall be reduced by the number of shares of Stock in respect of which the Stock Option or Restricted Stock is granted or denominated.  To the extent any shares of Stock covered by an Award (including Restricted Stock) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.  To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted  hereunder, the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3          Limitations on Grants to Employees.

(a)           Options.  The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one Employee under the Plan shall be Nine Thousand Four Hundred Twenty-Three (9,423), all of which  may be granted during any calendar year.

(b)           Restricted Stock Awards.  The maximum number of shares of Stock that may be subject to Restricted Stock Awards described under Section 2.1(b) that are granted to any one Employee under the Plan shall be Three Thousand Seven Hundred Sixty-Nine (3,769) all of which may be granted during any calendar year.

Section 3.4          Corporate Transactions.

(a)           General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options  and Restricted Stock in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock, and (iii) the Exercise Price of Stock Options.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock (including, without limitation, cancellation of Stock Options and Restricted Stock in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options or Restricted Stock using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)           Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.5          Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)           Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)           Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1         Consequence of a Change in Control.  Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a)           At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b)           At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) shall be fully earned and vested immediately.  Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)           In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2         Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)           Merger:  The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)           Acquisition of Significant Share Ownership:  There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

(c)           Change in Board Composition:  During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders or corporators) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d)           Sale of Assets:  The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.  In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1          Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members.  If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members.  Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award.  The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2          Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)           the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b)           The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)           The Committee will have the authority to define terms not otherwise defined herein.

(d)           Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)           In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3          Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:  (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.   The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.  Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4         Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5         Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1         General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2         Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.  By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1          No Implied Rights.

(a)           No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)           No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)           No Rights as a Stockholder.  Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2          Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer.  The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3          Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”).  Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4         Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5         Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant.  A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6         Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7         Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8         Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding.  Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Accounting Standards Codification (ASC) Topic 718 (formerly, SFAS 123R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9         Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10       Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11       Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12       No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13       Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Missouri without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located in the State of Missouri, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan.  By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14       Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer.  The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15       Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16       Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office.  Such notices, demands, claims and other communications shall be deemed given:

(a)           in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)           in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)           in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service.  Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

Section 7.17       Forfeiture Events.

(a)           The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)           If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1          In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)           “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b)           “Award” means any Stock Option, Restricted Stock or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)           “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan.  Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)           “Board” means the Board of Directors of the Company.

(e)          If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement.  In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f)           “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)           “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)           “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)            “Committee” means the Committee acting under Article 5.

(j)            “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)           “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)           If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement.  In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan.  To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant:  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees.  Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)          “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n)           “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(o)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p)           “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(q)           “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(r)            “Fair Market Value” means, with respect to a share of Stock on a specified date:

(I)           the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(II)           if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(III)          if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder.  For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(s)           A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is at least thirty (30) miles further away from the Employee Participant’s principal residence prior to the Change in Control.

(t)            “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(u)           “Incumbent Directors” means:

(I)            the individuals who, on the date hereof, constitute the Board; and

(II)           any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(v)           “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary (other than a termination for Cause) or termination of employment by a Participant Employee for Good Reason.

(w)           “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)            “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)           “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z)            “Restricted Stock” has the meaning ascribed to it in Section 2.3.

(aa)          “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased.  A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.

(bb)         “SEC” means the United States Securities and Exchange Commission.

(cc)          “Securities Act” means the Securities Act of 1933, as amended from time to time.

(dd)         “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(ee)          “Stock” means the common stock of the Company, $0.01 par value per share.

(ff)           “Stock Option” means an ISO or a Non-Qualified Option.

(gg)         “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(hh)         “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(I)          The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(II)         The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract.  For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary.  If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period.  For purposes of this sub-section (ll), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(III)       If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(IV)         A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(V)           Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (ii), the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred.  In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii).  For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service.  If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(VI)          With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

(ii)           “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(jj)           “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2          In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)          actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)          references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)          in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)          references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)          indications of time of day mean Missouri time;

(f)           “including” means “including, but not limited to”;

(g)         all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)         all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)          the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)          any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)          all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

REVOCABLE PROXY

ST. JOSEPH BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 26, 2010

The undersigned hereby appoints Kirby O. Brooner and John R. Wray, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of St. Joseph Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Company’s executive office, 1901 Frederick Avenue, St. Joseph, Missouri 64501, at3:00 p.m. (local time) on May 26, 2010.  The proxy holders are authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	VOTE WITHHELD
1.
The election as Directors of all nominees listed below each to serve for a three-year term

Billy D. Cole
Ralph E. Schank

INSTRUCTION:  To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.
		☐	☐

		FOR	AGAINST	ABSTAIN
2.	The approval of the St. Joseph Bancorp, Inc. 2010 Equity Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	The ratification of the appointment of BKD, LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of St. Joseph Bancorp, Inc. at the annual meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of St. Joseph Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the annual meeting.

The undersigned acknowledges receipt from St. Joseph Bancorp, Inc. prior to the execution of this proxy of notice of the annual meeting, a proxy statement dated April 29, 2010, and an annual report to stockholders.

Dated: _______________________, 2010	☐ Check Box if You Plan to Attend Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 26, 2010:  the Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and St. Joseph Bancorp’s 2009 Annual Report to Stockholders are each available on the internet at  www.cfpproxy.com/6623.